                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)

                                       OF

                         INLAND STEEL INDUSTRIES, INC.
         PURSUANT TO THE OFFER TO PURCHASE FOR CASH DATED JULY 20, 1998

  THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, AUGUST 14, 1998, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                         HARRIS TRUST AND SAVINGS BANK

          By Facsimile                                                 By Registered or
      Transmission Number:         By Hand/Overnight Delivery:          Certified Mail:
(For Eligible Institutions Only)  Harris Trust and Savings Bank  Harris Trust and Savings Bank
         (212) 701-7636             c/o Harris Trust Company      c/o Harris Trust Company of
                                           of New York                     New York
       Confirm Receipt of                88 Pine Street                  P.O. Box 1010
    Facsimile by Telephone:                19th Floor                 Wall Street Station
        (212) 701-7624                 New York, NY 10005           New York, NY 10268-1010

                                  For Information Telephone:
                                        (800) 245-7630

     DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER DOCUMENTS TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     This Letter of Transmittal is to be used only if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below). THIS LETTER OF TRANSMITTAL MAY NOT BE USED FOR TENDERING SHARES ATTRIBUTABLE TO INDIVIDUAL ACCOUNTS UNDER THE INLAND STEEL INDUSTRIES THRIFT PLAN, THE INLAND STEEL COMPANY SAVINGS PLAN OR THE RYERSON TULL SAVINGS PLAN. SEE INSTRUCTION 15. THIS LETTER OF TRANSMITTAL MAY NOT BE USED FOR DIRECTING THE EXERCISE OF OPTIONS (AS DEFINED BELOW) THROUGH THE INLAND STEEL INDUSTRIES 1988 INCENTIVE STOCK PLAN, THE INLAND STEEL INDUSTRIES 1992 INCENTIVE STOCK PLAN OR THE INLAND STEEL INDUSTRIES 1995 INCENTIVE STOCK PLAN AND THE TENDER OF SHARES ISSUABLE UPON EXERCISE OF SUCH OPTIONS. SEE INSTRUCTION 17.

--------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF SHARES TENDERED
                                                (SEE INSTRUCTIONS 3 AND 4)
--------------------------------------------------------------------------------------------------------------------------
                                                       NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
                   SHARES TENDERED                          PLEASE FILL IN, IF BLANK, EXACTLY AS
    (ATTACH SIGNED ADDITIONAL LIST IF NECESSARY)             NAME(S) APPEAR(S) ON CERTIFICATE(S)
--------------------------------------------------------------------------------------------------------------------------
                         TOTAL NUMBER
                          OF SHARES         NUMBER
     CERTIFICATE        REPRESENTED BY    OF SHARES
    NUMBER(S)(1)      CERTIFICATE(S)(1)  TENDERED(2)
    ---------------------------------------------

    ---------------------------------------------

    ---------------------------------------------

    ---------------------------------------------

    ---------------------------------------------
    TOTAL SHARES
      TENDERED
---------------------

        Indicate in this box the order (by certificate number) in which Shares are to be purchased in the event of proration. (3) (Attach additional signed list if necessary.) See Instruction 18.
                 1st:                        2nd:                        3rd:                        4th:
---------------------
  (1) Need not be completed by stockholders tendering Shares by book-entry transfer.
  (2) Unless otherwise indicated, it will be assumed that all Shares represented by each Share certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
  (3) If you do not designate an order, then in the event less than all Shares tendered are purchased due to proration,
      Shares will be selected for purchase by the Depositary. See Instruction 18.
--------------------------------------------------------------------------------------------------------------------------

                     NOTE: SIGNATURE MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

     Stockholders who desire to tender Shares pursuant to the Offer (as defined below) and who cannot deliver their certificates for their Shares (or who are unable to comply with the procedures for book-entry transfer on a timely basis) and all other documents required by the Letter of Transmittal to the Depositary at or before the Expiration Date (as defined in the Offer to Purchase) may tender their Shares according to the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

               THIS BOX IS FOR USE BY ELIGIBLE INSTITUTIONS ONLY

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:
                                 ---------------------------------------------
                                                 (PLEASE PRINT)

    DTC Account No.:
                    ----------------------------------------------------------

    Transaction Code No.:
                         -----------------------------------------------------

[ ]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
   FOLLOWING:

   Name(s) of Registered Holder(s):
                                  ---------------------------------------------
                                                 (PLEASE PRINT)

   Date of Execution of Notice of Guaranteed Delivery:
                                                      -------------------------

   Name of Institution that Guaranteed Delivery:
                                                -------------------------------

   DTC Account No.:
                   ------------------------------------------------------------

   Transaction Code No.:-------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to Inland Steel Industries, Inc., a Delaware corporation (the "Company"), the above-described shares of its common stock ($1.00 par value) (the "Shares") (including the associated preferred stock purchase rights (the "Rights") issued pursuant to the Rights Agreement, dated as of November 25, 1997, between the Company and Harris Trust and Savings Bank, as the Rights Agent) at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated July 20, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"). Unless the context otherwise requires, all references to Shares include the associated Rights.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof (collectively, "Distributions")), or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares and Distributions, or transfer ownership of such Shares and Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares; (ii) present certificates for such Shares for cancellation and transfer on the books of the Company; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Company that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and any Distributions.

     The undersigned represents and warrants to the Company that the undersigned has read and agrees to all of the terms of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty to the Company that (i) the undersigned has a net long position in the Shares or equivalent securities being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) the tender of such Shares complies with Rule 14e-4. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The undersigned understands that the Company will determine a single per Share price (not greater than $34.00 nor less than $30.00 per Share), net to the Seller in cash, that it will pay for Shares validly tendered and not withdrawn pursuant to the Offer (the "Purchase Price"), taking into account the number of Shares so tendered and the prices specified by tendering stockholders. The undersigned understands that the Company will select the lowest Purchase Price that will allow it to purchase 25,500,000 Shares (or such lesser number of Shares as are validly tendered at prices not greater than $34.00 nor less than $30.00 per Share) validly tendered and not withdrawn pursuant to the Offer. The undersigned understands that all Shares validly tendered at prices at or below the Purchase Price and not withdrawn will be purchased at the Purchase Price, net to the seller in cash, upon the terms and subject to the conditions of the Offer, including the proration and conditional tender provisions, and that the Company will return all other Shares, including Shares tendered at prices greater than the Purchase Price and not withdrawn and Shares not purchased because of proration or conditional tender.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail such check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

     The undersigned understands that a tender of Shares pursuant to the Offer will include a tender of the associated Rights and that no separate consideration will be paid for such Rights. For a description of the Rights, see
Section 8 of the Offer to Purchase.

     The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

                                    ODD LOTS
                              (SEE INSTRUCTION 9)

     This section is to be completed ONLY if Shares are being tendered by or on behalf of a person who owns beneficially an aggregate of fewer than 100 Shares (excluding Shares attributable to individual accounts under the Inland Steel Industries Thrift Plan, the Inland Steel Company Savings Plan and the Ryerson Tull Savings Plan).

     The undersigned either (check one box):

[ ] owns beneficially an aggregate of fewer than 100 Shares (excluding Shares allocated to accounts in the Inland Steel Industries Thrift Plan, the Inland Steel Company Savings Plan and the Ryerson Tull Savings Plan), all of which are being tendered; or

[ ]  is a broker, dealer, commercial bank, trust company or other nominee that
     (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owns beneficially an aggregate of fewer than 100 Shares (excluding Shares attributable to individual accounts under the Inland Steel Industries Thrift Plan, the Inland Steel Company Savings Plan and the Ryerson Tull Savings Plan) and is tendering all of such Shares.

                ODD LOT SHARES CANNOT BE CONDITIONALLY TENDERED

                              CONDITIONAL TENDERS
                              (SEE INSTRUCTION 10)

     A tendering stockholder may condition the tender of Shares upon the purchase by the Company of a specified minimum number of the Shares tendered hereby, all as described in the Offer to Purchase, particularly in Section 6 thereof. Except as set forth in Section 6 of the Offer to Purchase, unless at least such minimum number of Shares is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered hereby will be purchased. It is the tendering stockholder's responsibility to calculate and appropriately indicate such minimum number of Shares, and each stockholder is urged to consult a tax advisor. Unless this box has been completed and a minimum number specified, the tender will be deemed unconditional.

              Minimum number of Shares
              that must be purchased,
              if any are purchased:
              --------------------------------------------------------------
              Shares

                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 8)

     To be completed ONLY if certificates for Shares not tendered or not purchased and/or any check for the aggregate Purchase Price of Shares purchased are to be issued in the name of and sent to someone other than the undersigned.

Issue:
[ ] Check to:
[ ] Certificates to:

Name(s)
---------------------------------------------
                                      (PLEASE PRINT)

Address
----------------------------------------------

          --------------------------------------------------------

          --------------------------------------------------------
                                        (ZIP CODE)

---------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 6 AND 8)
     To be completed ONLY if certificates for Shares not tendered or not purchased and/or any check for the aggregate Purchase Price of Shares purchased, issued in the name of the undersigned, are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail:
[ ] Check to:
[ ] Certificates to:

Name(s)
---------------------------------------------
                                      (PLEASE PRINT)

Address
----------------------------------------------

          --------------------------------------------------------

          --------------------------------------------------------
                                        (ZIP CODE)

             INLAND STEEL INDUSTRIES SHAREHOLDER INVESTMENT SERVICE
                       DIVIDEND REINVESTMENT PLAN SHARES
                              (SEE INSTRUCTION 16)

   This section is to be completed ONLY if Shares held in the Inland Steel Industries Shareholder Investment Service Dividend Reinvestment Plan are to be tendered.

[ ] By checking this box, the undersigned represents that the undersigned is a participant in the Inland Steel Industries Shareholder Investment Service Dividend Reinvestment Plan and hereby instructs the Depositary to tender on behalf of the undersigned the following number of Shares (including fractional Shares, if any) credited to the Inland Steel Industries Shareholder Investment Service Dividend Reinvestment Plan account of the undersigned at the Purchase Price per Share indicated below under the item "Price (In Dollars) Per Share At Which Shares Are Being Tendered:"
                          _________________  Shares(1)
 ...............................................................................

(1) The undersigned understands and agrees that all Shares held in the Inland Steel Industries Shareholder Investment Service Dividend Reinvestment Plan account(s) of the undersigned will be tendered if the above box is checked and the space above is left blank.

                          PRICE (IN DOLLARS) PER SHARE
                       AT WHICH SHARES ARE BEING TENDERED
                              (SEE INSTRUCTION 5)

              IF SHARES ARE BEING TENDERED AT MORE THAN ONE PRICE,
       A SEPARATE INSTRUCTION FORM FOR EACH PRICE SPECIFIED MUST BE USED.

                              CHECK ONLY ONE BOX.

           IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED,
                      THERE IS NO VALID TENDER OF SHARES.

              SHARES TENDERED AT PRICE DETERMINED BY DUTCH AUCTION

[ ] The undersigned wants to maximize the chance of having Inland Steel Industries, Inc. purchase all the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders Shares and is willing to accept the Purchase Price resulting from the Dutch auction tender process. This action could result in receiving a price per Share of as low as $30.00.
                                       OR

               SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER

By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, the undersigned hereby tenders Shares at the price checked. This action could result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price checked. A STOCKHOLDER WHO DESIRES TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE INSTRUCTION FORM FOR EACH PRICE AT WHICH SHARES ARE TENDERED. THE SAME SHARES CANNOT BE TENDERED AT MORE THAN ONE PRICE.

        PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED:

  [ ] $30.00    [ ] $31.00    [ ] $32.00    [ ] $33.00    [ ] $34.00
  [ ] $30.125   [ ] $31.125   [ ] $32.125   [ ] $33.125
  [ ] $30.25    [ ] $31.25    [ ] $32.25    [ ] $33.25
  [ ] $30.375   [ ] $31.375   [ ] $32.375   [ ] $33.375
  [ ] $30.50    [ ] $31.50    [ ] $32.50    [ ] $33.50
  [ ] $30.625   [ ] $31.625   [ ] $32.625   [ ] $33.625
  [ ] $30.75    [ ] $31.75    [ ] $32.75    [ ] $33.75
  [ ] $30.875   [ ] $31.875   [ ] $32.875   [ ] $33.875

                                PLEASE SIGN HERE
                     (TO BE COMPLETED BY ALL STOCKHOLDERS)
       (PLEASE ALSO COMPLETE AND RETURN THE ATTACHED SUBSTITUTE FORM W-9)

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with the Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary capacity, please set forth full title and see Instruction 6.)

                           SIGNATURE(S) OF OWNER(S):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Dated:
------------------------------, 1998
Name(s):
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity (full title):
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
Area Code(s) and Telephone Number(s):
---------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)
Name of Firm:
--------------------------------------------------------------------------------
Authorized Signature:
--------------------------------------------------------------------------------
Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Title:
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
Area Code(s) and Telephone Number(s):
----------------------------------------------------------------------
Dated:
------------------------------, 1998

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 6.

     2. Delivery of Letter of Transmittal and Share Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used either if Share certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. The Depositary must receive (i) a properly completed and duly executed Letter of Transmittal or a facsimile thereof in accordance with the instructions of the Letter of Transmittal, including any required signature guarantees, certificates for Shares to be tendered, and any other documents required by the Letter of Transmittal, on or prior to the Expiration Date at one of its addresses set forth on the back cover of the Offer to Purchase, (ii) such Shares must be delivered pursuant to the procedures for book-entry transfer described in Section 3 of the Offer to Purchase (and a confirmation of such delivery received by the Depositary, including an Agent's Message if the tendering stockholder has not delivered a Letter of Transmittal) or (iii) such Shares are validly tendered through the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP"), prior to the Expiration Date. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility (as defined in Section 3 of the Offer to Purchase) to, and received by, the Depository and forming a part of a Book-Entry Confirmation (as defined in Section 3 of the Offer to Purchase), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     Participants in the Book-Entry Transfer Facility may tender their Shares in accordance with ATOP, to the extent it is available to such participants for the Shares they wish to tender. A stockholder tendering through ATOP must expressly acknowledge that the stockholder has received and agreed to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against such stockholder.

     Stockholders whose Share certificates are not immediately available, who cannot deliver their Shares and all other required documents to the Depositary or who cannot complete the procedure for delivery by book-entry transfer prior to the Expiration Date may tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary prior to the Expiration Date, and (iii) the certificates for all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's

Message or, in the case of a tender through ATOP, the specified acknowledgment) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date the Depositary receives such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING SHARE CERTIFICATES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     Except as specifically permitted by Section 6 of the Offer to Purchase, no alternative or contingent tenders will be accepted. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Indication of Price at Which Shares are Being Tendered. For Shares to be validly tendered by this Letter of Transmittal, the stockholder must either:

      (i) check the box under "Shares Tendered at Price Determined by Dutch Auction" or

     (ii) check the box indicating the price per Share at which such stockholder is tendering Shares under "Shares Tendered at Price Determined by Stockholder."

     By checking the box under "Shares Tendered at Price Determined by Dutch Auction," the stockholder agrees to accept the Purchase Price that results from the Dutch auction tender process, which could be as low as $30.00. By checking a box under "Shares Tendered at Price Determined by Stockholder," the stockholder acknowledges that doing so could result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price such holder checks. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES. A stockholder wishing to tender portions of such stockholder's Shares at different prices must complete a separate Letter of Transmittal for each price at which such stockholder wishes to tender each such portion of such stockholder's Shares. The same Shares cannot be tendered (unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

     6. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal. If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), in which case the certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. SIGNATURES ON ANY SUCH CERTIFICATES OR STOCK POWERS MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

     7. Stock Transfer Taxes. The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Section 5 of the Offer to Purchase. Except as provided in this Instruction 7, it will not be necessary to affix transfer tax stamps to the certificates representing Shares tendered hereby.

     8. Special Payment and Delivery Instructions. If a check for the Purchase Price of any Shares tendered hereby is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such stockholder at the Book-Entry Transfer Facility.

     9. Odd Lots. As described in Section 1 of the Offer to Purchase, if fewer than all Shares validly tendered at or below the Purchase Price and not withdrawn prior to the Expiration Date are to be purchased, the Shares purchased first will consist of all Shares tendered by any stockholder who owns beneficially an aggregate of fewer than 100 Shares (excluding Shares attributable to individual accounts under the Inland Steel Industries Thrift Plan, the Inland Steel Company Savings Plan and the Ryerson Tull Savings Plan) and who validly tendered all such Shares at or below the Purchase Price. Partial tenders of Shares will not qualify for this preference and this preference will not be available unless the box captioned "Odd Lots" in this Letter of Transmittal and the Notice of Guaranteed Delivery, if any, is completed.

     10. Conditional Tenders. As described in Section 6 of the Offer to Purchase, a stockholder may tender Shares subject to the condition that a specified minimum number of such stockholder's Shares tendered must be purchased if any such Shares so tendered are purchased. Under certain circumstances and subject to the exceptions set forth in Section 1, the Company may prorate the number of Shares purchased pursuant to the Offer. In such a case, the Depositary will perform a preliminary proration, and any Shares tendered at or below the Purchase Price pursuant to a conditional tender for which the condition was not satisfied will automatically be regarded as withdrawn, subject to reinstatement if such conditionally tendered Shares are subsequently selected by lot for purchase subject to Section 6 of the Offer to Purchase. If conditional tenders would otherwise be so regarded as withdrawn and would cause the total number of Shares to be purchased to fall below 25,500,000 then, to the extent feasible, the Company will select enough of such conditional tenders that would otherwise have been so withdrawn to permit the Company to purchase 25,500,000 Shares. In selecting among such conditional tenders, the Company will select by lot and will limit its purchase in each case to the designated minimum number of Shares to be purchased.

     All tendered Shares will be deemed unconditionally tendered unless the "Conditional Tenders" box is completed. As discussed in Section 15 of the Offer to Purchase, the number of Shares to be purchased from a particular stockholder may affect the tax treatment of such purchase to such stockholder and such stockholder's decision whether to tender. EACH STOCKHOLDER IS URGED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR.

     Any tendering stockholder wishing to make a conditional tender must calculate and appropriately indicate such minimum number of Shares. Odd Lot Shares, which will not be subject to proration, cannot be conditionally tendered.

     11. Substitute Form W-9. Under federal income tax law, a holder pursuant to the Offer is required to provide the Depositary with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the holder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, payments that are made to such holder or other payee with respect to Offer may be subject to 31% backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the holder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The box in Part 3 of the Substitute Form W-9 may be checked if the submitting holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such holder if a TIN is provided to the Depositary within 60 days.

     The holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     12. Form W-8. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. Foreign stockholders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

     13. Requests for Assistance or Additional Copies. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent or the Dealer Managers, and such copies will be furnished promptly at the Company's expense. Stockholders may also contact their local broker, dealer, commercial bank or trust company for documents relating to, or assistance concerning, the Offer.

     14. Irregularities. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares or any particular stockholder. No tender of Shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of the Company, the Dealer Managers, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

     15. Inland Steel Industries Thrift Plan, Inland Steel Company Savings Plan and Ryerson Tull Savings Plan. Participants in the Inland Steel Industries Thrift Plan, the Inland Steel Company Savings Plan or the Ryerson Tull Savings Plan may not use this Letter of Transmittal to direct the tender of Shares (including fractional Shares, if any) reflecting interests attributable to such participant's individual account(s) under the applicable plan, but must use the separate Direction Form sent to them by the Trustee. See Section 3 of the Offer to Purchase.

     16. Inland Steel Industries Shareholder Investment Service Dividend Reinvestment Plan. If a stockholder desires to tender Shares (including fractional Shares, if any) credited to the stockholder's account under the Inland Steel Industries Shareholder Investment Service Dividend Reinvestment Plan, the box captioned "Inland Steel Industries Shareholder Investment Service Dividend Reinvestment Plan Shares" should be completed. A participant in the Inland Steel Industries Shareholder Investment Service Dividend Reinvestment Plan may complete such box on only one Letter of Transmittal submitted by such participant. If a participant submits more than one Letter of Transmittal and completes such box on more than one Letter of Transmittal, the participant will be deemed to have elected to tender all Shares (including fractional Shares, if any) credited to the stockholder's account under the Inland Steel Industries Shareholder Investment Service Dividend Reinvestment Plan at the lowest price specified in such Letters of Transmittal.

     If a stockholder tenders Shares held in the Inland Steel Industries Shareholder Investment Service Dividend Reinvestment Plan, all such Shares credited to such Stockholder's account(s), including fractional Shares, will be tendered, unless otherwise specified above under the box captioned "Inland Steel Industries Shareholder Investment Service Dividend Reinvestment Plan Shares." In the event that the box captioned "Inland Steel Industries Shareholder Investment

Service Dividend Reinvestment Plan Shares" is not completed, no Shares held in the tendering stockholder's account will be tendered.

     17. Inland Steel Industries 1988 Incentive Stock Plan, Inland Steel Industries 1992 Incentive Stock Plan and Inland Steel Industries 1995 Incentive Stock Plan. Holders of options (each an "Option") to purchase Shares through the Inland Steel Industries 1988 Incentive Stock Plan, the Inland Steel Industries 1992 Incentive Stock Plan and the Inland Steel Industries 1995 Incentive Stock Plan may not use this Letter of Transmittal to direct the exercise of Options and the tender of Shares issuable upon exercise of such Options, but must use the separate Option Exercise/Tender Instruction Form sent to them by the Option Exercise/Tender Agent. See Section 3 of the Offer to Purchase.

     18. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may affect whether any capital gain or loss recognized on the Shares purchased is long-term or short-term (depending on the holding period for the Shares purchased) and the amount of gain or loss recognized for federal income tax purposes. See Sections 1 and 15 of the Offer to Purchase.

     19. Lost, Stolen or Destroyed Certificates. If your certificate(s) representing Shares have been lost, stolen or destroyed, so indicate above. The Depositary will send you additional documentation that will need to be completed to effectively surrender such lost, stolen or destroyed certificates.

IMPORTANT: This Letter of Transmittal (or a manually signed facsimile thereof)
           together with Share certificates or confirmation of Book-Entry Transfer or, in the case of a tender through ATOP a specific acknowledgment, and all other required documents must be received by the Depositary, or the Notice of Guaranteed Delivery must be received by the Depositary, prior to the Expiration Date.

                  PAYOR'S NAME: HARRIS TRUST AND SAVINGS BANK

---------------------------------------------------------------------------------------------------------------------
                                 PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT   SOCIAL SECURITY NUMBER OR
 SUBSTITUTE                      RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.    EMPLOYER IDENTIFICATION
 FORM W-9                                                                          NUMBER
                                                                                  -------------------------------
                                -------------------------------------------------------------------------------------
 DEPARTMENT OF THE TREASURY      PART 2--CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
 INTERNAL REVENUE SERVICE        (1) The number shown on this form is my correct Taxpayer Identification Number
                                     (or I am waiting for a number to be issued to me), and
 PAYER'S REQUEST FOR             (2) I am not subject to backup withholding either because: (a) I am exempt from
 TAXPAYER IDENTIFICATION             backup withholding, or (b) I have not been notified by the Internal Revenue
 NUMBER (TIN)                        Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                -------------------------------------------------------------------------------------

                                 CERTIFICATION INSTRUCTIONS--You must cross out    PART 3--
                                 item (2) above if you have been notified by the   Awaiting TIN [ ]
                                 IRS that you are currently subject to backup
                                 withholding because of under reporting interest
                                 or dividends on your tax return. However, if
                                 after being notified by the IRS that you are
                                 subject to backup withholding, you received
                                 another notification from the IRS that you are
                                 no longer subject to backup withholding, do not
                                 cross out such item (2).
                                 SIGNATURE ------------------------------------
                                 DATE------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

-------------------------------------------------------------------------------------------------------------------
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

    ---------------------------------------------------------------
    ------------------------------------
    Signature                                                         Date
-------------------------------------------------------------------------------------------------------------------

                    The Information Agent for the Offer is:

                                 MacKenzie Logo
                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (call collect)
                                       or
                           (800) 322-2885 (toll free)

                     The Dealer Managers for the Offer are:
                              GOLDMAN, SACHS & CO.
                                85 Broad Street
                            New York, New York 10004
                           (800) 323-5678 (toll free)